UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 11, 2008

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51758	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

900 East Main Street, Suite T, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 11, 2008, Computer Software Innovations, Inc. (the “Company”) and RBC Bank (USA) (“the Bank”) entered into a modification (the “Modification”) of the Company’s revolving credit facility (the “Credit Facility”). The Modification temporarily increases the Credit Facility from $7.0 million to $8.0 million, and increases availability by increasing the amount of inventory includable in the Credit Facility’s borrowing base from $1,000,000 to $2,000,000. These changes are effective for the period beginning September 11, 2008 through November 15, 2008. The Modification is filed as Exhibit 10.1 and incorporated herein by reference.

The most significant portion of the Company’s revenues are generated from the kindergarten through 12th grade market (“K-12”). School activities are reduced during summer months and many of these K-12 customers’ budgets run from July to June. Traditionally, these customers have increased technology implementations in the summer months, and as the regular school season commences. The Credit Facility was temporarily increased to support the seasonal peak and working capital needs of the Company related to the schools’ technology buying and implementation patterns.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated herein by reference. The Modification has the effect of increasing the Company’s potential direct financial obligations under the Credit Facility from $7.0 million to $8.0 million.

The Credit Facility is a facility under which we may borrow, repay and then re-borrow. Advances and repayments occur daily under the Credit Facility, reflecting cash receipts and the Company’s working capital needs. Set forth below is the outstanding balance as of specific dates through September 11, 2008. The balances presented reflect aggregate advances and pay downs which the Company deems material, or significant. Such information through August 11, 2008 was previously disclosed in our Form 10-Q filed with the SEC on August 14, 2008.

Date	Loan Balance
August 12, 2008	4,154,000
August 14, 2008	4,667,000
August 18, 2008	5,540,000
August 26, 2008	5,090,000
August 29, 2008	5,637,000
September 5, 2008	5,482,000
September 11, 2008	5,356,000

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished as part of this report:

Exhibit Number	Description
Exhibit 10.1*	Modification Agreement between the Company and RBC Bank (USA) dated September 11, 2008.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ David B. Dechant
David B. Dechant
Chief Financial Officer

Dated: September 17, 2008

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1*	Modification Agreement between the Company and RBC Bank (USA) dated September 11, 2008.

*	Filed herewith.